Exhibit (j) under Form N-1A
                                             Exhibit 23 under Item 601/ Reg. S-K

                         CONSENT OF INDEPENDENT AUDITORS


     We consent to the references to our firm under the captions "Financial Highlights" in the Prospectuses included in Post-Effective Amendment Number 33 to the Registration Statement (Form N-1A, No. 33-34154) of The Riverfront Funds and to the use of our report dated February 10, 2003, incorporated by reference in the Statement of Additional Information therein.





                                          ERNST & YOUNG LLP


Cincinnati, Ohio
April 25, 2003